UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Act of 1934

July 25, 2024

Date of Report (Date of earliest event reported)

SUNOCO LP

(Exact name of registrant as specified in its charter)

Delaware	001-35653	30-0740483
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8111 Westchester Drive, Suite 400
Dallas, Texas 75225
(Address of principal executive offices, including zip code)

(214) 981-0700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	SUN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 25, 2024, Sunoco LP (the “Partnership”) filed a Current Report on Form 8-K (the “Original Report”) with the Securities and Exchange Commission to announce the approval of its distribution for the quarter ended June 30, 2024. This Amendment No. 1 to the Original Report amends Item 8.01 to correct the distribution date of record for unitholders to August 9, 2024 and Item 9.01 to correct the Press Release of the Partnership, dated July 25, 2024, for the correct quarterly distribution of $0.8756 per common unit and to correct the distribution date of record for unitholders to August 9, 2024. No other changes have been made to the Original Report.

Item 7.01. Regulation FD Disclosure.

On July 25, 2024, Sunoco LP issued a press release announcing that the Board of Directors of its general partner, Sunoco GP LLC, (the “Board”) approved a cash distribution of $0.8756 per common unit ($3.5024 annualized) on Partnership common units for the quarter ended June 30, 2024.

A copy of the press release is set forth in Exhibit 99.1 and is incorporated herein by reference. In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 8.01. Other Events.

On July 25, 2024, the Partnership issued a press release announcing that the Board approved a cash distribution of $0.8756 per common unit ($3.5024 annualized) on Partnership common units for the quarter ended June 30, 2024. The cash distribution will be paid on August 19, 2024 to unitholders of record as of the close of business on August 9, 2024.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

99.1	Press Release of Sunoco LP, dated July 25, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNOCO LP
	By:	Sunoco GP LLC, its general partner

Date: July 26, 2024	By:	/s/ Rick Raymer
Rick Raymer
Vice President, Controller and Principal Accounting Officer